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                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Carcorp USA Corporation, Inc. (the "Company") on Form 10-QSB for the quarter ended September 30th, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael DeMeo, herby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

                  (1)
                  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2)
                  The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Date: 24th of December, 2002.                        /s/ Michael DeMeo
                                                     -----------------
                                                     Michael DeMeo
                                                     CEO/CFO